KELMOORE STRATEGIC TRUST

Kelmoore Strategy® Fund

Kelmoore Strategy® Eagle Fund

Kelmoore Strategy® Liberty Fund

(the “Funds”)

SUPPLEMENT DATED AUGUST 13, 2008 TO THE PROSPECTUS DATED MAY 1, 2008

This Supplement provides new and additional information beyond that previously provided and should be read in conjunction with the Prospectus.

Dunham & Associates Investment Counsel, Inc. (“Dunham”) and Westchester Capital Management, Inc. (“Westchester”) are scheduled, subject to shareholder approval, to assume management responsibilities for the Funds from Kelmoore Investment Company, Inc. (“Kelmoore”), the Funds’ current adviser, upon the completion of the reorganization of the Funds into the Dunham Monthly Distribution Fund (the “Reorganization”).

At an in-person meeting held on August 5, 2008, the Board of Trustees approved and ratified an interim advisory agreement with Dunham and interim sub-advisory agreement with Westchester (collectively, the “Interim Agreements”). The Interim Agreements will insure that the Funds have uninterrupted advisory and sub-advisory services. The Board of Trustees approved the Interim Agreements because Kelmoore management had informed the Board that Kelmoore may not be able to meet its contractual commitments to its clients. Pursuant to the Interim Agreements, Dunham and Westchester has taken over the day-to-day management of the Funds from Kelmoore. The Interim Agreements are effective immediately and will remain in effect for 150 days or until shareholders approve an advisory agreement with Dunham and a sub-advisory agreement between Dunham and Westchester (collectively, the New Agreements”).

A special meeting of shareholders for the purpose of approving the Reorganization and New Agreements is expected to be held on or about September 12, 2008. The terms of the advisory agreement are substantially similar in all respects to the previously existing advisory agreement with Kelmoore. The New Agreements will become effective upon their approval by the Funds’ shareholders.

In addition, the Board of Trustees also approved and ratified the engagement of Dunham to replace Kelmoore as the Funds’ distributor. As a result, Dunham serves as the exclusive representative of the Funds to act as distributor of the Funds.

Effective immediately, the following information updates certain information set forth in the Prospectus:

1.	Each reference to Kelmoore, in its capacity as adviser or distributor, is hereby deleted and, as appropriate, replaced with reference to Dunham.

2.	The paragraph relating to Kelmoore in the section entitled “Investment Adviser and Broker” in the Prospectus is hereby deleted and replaced with the following:

Dunham & Associates Investment Counsel, Inc., located at 10251 Vista Sorrento Parkway, San Diego, CA 92121, serves as the Funds’ interim adviser. Dunham is a registered broker dealer under the Securities Exchange Act of 1934, and a registered investment adviser under the Investment Advisers Act of 1940. Dunham is wholly owned by Dunham & Associates Holdings, Inc. which itself is controlled by Jeffrey A. Dunham. As of June 30, 2008, it had approximately $693 million in assets under management. Dunham has overall supervisory responsibilities for the general management and investment of the Funds’ securities portfolio, as detailed below, which are subject to review and approval by the Board of Trustees. Dunham’s supervisory responsibilities include the following:

(a)	Setting the Funds’ overall investment objectives;
(b)	Evaluating, selecting and recommending sub-advisers to manage the Funds’ assets;
(c)	Monitoring and evaluating the performance of sub-advisers, including their compliance with the investment objectives, policies, and restrictions of the Funds; and
(d)	Implementing procedures to ensure that the sub-advisers comply with the Funds’ investment objectives, polices and restrictions.

3.	The following paragraph is added after the section entitled “Investment Adviser and Broker” on page 21 of the Prospectus:

Sub-Adviser

Westchester Capital Management, Inc. (“Westchester”), an investment management firm registered with the Securities and Exchange Commission under the Advisers Act since 1980, located at 100 Summit Lake Drive, Valhalla, New York 10595, will serve as the interim sub-adviser to the Funds. Frederick W. Green, President of Westchester, owns over 75 percent of Westchester and is considered to control Westchester. As of March 31, 2008, it had approximately $1.6 billion in assets under management including assets of other mutual funds. Westchester will provide daily portfolio management services to the Funds according to the Funds’ investment goals and strategies.

4.

Delete reference to Ralph Kelmon and Ron Puccinelli and add Roy Behren, Michael T. Shannon and Frederick W. Green as the portfolio managers of the Funds, as listed in the section headed “Portfolio Managers.” The portfolio managers’ biographies are as follows:

Roy Behren, Portfolio Manager

Roy D. Behren came to Westchester in 1994 after working at the U.S. Securities and Exchange Commission. From 1994 to 2007 he served as a Research Analyst and began serving as a Portfolio Manager in 2007. After earning a B.S. in Economics at The Wharton School, he received a J.D. degree from the University of Miami Law School and an LL.M. degree in corporate law from the New York University School of Law. He then joined the SEC’s New York Regional Office, where he worked as an enforcement attorney for seven years prior to starting his investment career at Westchester. From 2004 through 2006, Mr. Behren served as a member of Redback Networks’ Board of Directors and its Audit Committee. He is a Portfolio Manager and is currently the Chief Compliance Officer for Westchester, The Merger Fund and The Merger Fund VL.

Michael T. Shannon, Portfolio Manager

Michael T. Shannon began serving a Portfolio Manager for Westchester in 2007. Prior to 2007, he was a Senior Vice President for mergers and special situations at D.E. Shaw & Co from 2005 to 2006. From 1996 to 2005 Mr. Shannon served as a Research Analyst for Westchester. He received a B.S. in Finance from Boston College. He holds the Chartered Financial Analyst designation.

Frederick W. Green, Portfolio Manager

Frederick W. Green has served as a Portfolio Manager for Westchester since 1989 and has over 35 years’ experience in the investment business. After five years with Kidder, Peabody & Co. as a portfolio strategist, Mr. Green joined Goldman, Sachs & Co., where he was Senior Portfolio Strategist and a member of the Investment Policy Committee. In 1980 he left Goldman and formed Westchester, a registered investment adviser. In 1989, Westchester launched The Merger Fund, the first mutual fund devoted exclusively to investing in companies involved in publicly announced mergers, takeovers and other corporate reorganizations. Mr. Green is President and co-manager of The Merger Fund and The Merger Fund VL. He is also President and Chief Investment Officer of Green & Smith Investment Management L.L.C. A graduate of Princeton University, he is a member of the New York Society of Security Analysts and the CFA Institute.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.